UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2014

Commission File Number: 333-189762

WEED GROWTH FUND, INC.
(formerly Ovation Research, Inc.) (Exact name of registrant as specified in its charter)

Nevada	90-0925760
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

 c/o 5635 N. Scottsdale Road, Suite 130

Scottsdale, AZ 85250

(Address of principal executive offices)

Tel: (480) 725-9060

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION

On September 19, 2014, the Board of Directors of Ovation Research, Inc. adopted a resolution authorizing a change of name from Ovation Research Inc. to Weed Growth Fund, Inc.  That name change was then approved by the shareholder of the Company.  On September 25, 2014, the Company filed a Certificate of Amendment with the Nevada Secretary of State implementing the Company's change of name to Weed Growth Fund, Inc.  A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	SEC Reference Number	Title of Document	Location

3.1	3	Certificate of Amendment	This Filing

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEED GROWTH FUND, INC.

Date: October 21, 2014	By	/s/ Eric Miller
Eric Miller, President & Director